EXHIBIT 99.1

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ DREW KEITH                                               CFO
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

Drew Keith                                                 10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/S/ JESSICA L. WILSON                             Chief Accounting Officer
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Jessica L. Wilson                                          10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF PREPARER                                     DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-1

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                                                MONTH              MONTH              MONTH
                                            SCHEDULE      --------------------------------------------------------
ASSETS                                       AMOUNT           JULY 2000         AUGUST 2000      SEPTEMBER 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                      $13,401,586        $47,725,174        $46,191,821       $47,704,367
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                    $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                             $13,401,586        $47,725,174        $46,191,821       $47,704,367
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                                ($11,899,615)      ($11,912,223)     ($12,000,082)
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                   ($816,667)         ($916,667)      ($1,016,667)
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                           $15,000            $15,000            $15,000           $15,000
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                             $300,363           $286,917          $420,662
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   $422,186,692       $368,414,869       $370,835,468      $373,916,290
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                  $435,603,278       $403,739,124       $404,500,316      $409,039,570
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT             $2,425,652         $2,865,674         $2,865,674        $2,865,674
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                       $582,967           $631,988          $680,322
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                               $2,425,652         $2,282,707         $2,233,686        $2,185,352
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                          $62,465           $293,261           $219,367          $219,367
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)             $10,967,208        $10,579,216        $10,494,032       $10,408,848
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                   $138,370,015       $138,370,015       $138,370,015      $138,370,015
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                          $587,428,618       $555,264,323       $555,817,416      $560,223,152
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                          ($1,048,252)         ($262,726)       $2,926,946
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                      $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                          $1,277,000           $345,000          $929,444
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                        $2,346,619         $3,019,094        $3,667,046
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                $2,575,367         $3,101,368        $7,523,436
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                          $466,119,468       $416,251,006       $416,251,006      $416,251,006
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                              $29,661                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                         $22,580,547         $2,245,799         $2,246,026        $2,232,268
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                             $0        $35,306,098        $35,319,820       $35,319,820
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES         $488,729,676       $453,802,903       $453,816,852      $453,803,094
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                     $488,729,676       $456,378,270       $456,918,220      $461,326,530
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                $98,899,692        $98,899,692       $98,899,692
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                             ($13,639)             ($496)          ($3,070)
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0        $98,886,053        $98,899,196       $98,896,622
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                        $488,729,676       $555,264,323       $555,817,416      $560,223,152
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-2

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                                  MONTH          MONTH           MONTH
                                              ----------------------------------------------   QUARTER
REVENUES                                        JULY 2000     AUGUST 2000   SEPTEMBER 2000      TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                 $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                    $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION              $85,488        $83,334         $74,167       $242,989
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE              ($1,050,722)   ($1,313,429)      ($134,906)   ($2,499,057)
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                              $21,502        $21,502         $21,502        $64,506
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                ($943,732)   ($1,208,593)       ($39,237)   ($2,191,562)
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                         $943,732     $1,208,593         $39,237     $2,191,562
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)        ($208,368)     ($337,655)      ($215,274)     ($761,297)
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                         $116,620       $246,088        $107,186       $469,894
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                    $47,648        $49,020         $48,334       $145,002
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                              $91,567        $91,567         $91,567       $274,701
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES               $47,467        $49,020         $31,813       $128,300
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                        $913,831     $1,146,430              $0     $2,060,261
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0             $0         $10,000        $10,000
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES            $913,831     $1,146,430         $10,000     $2,070,261
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                     $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                        ($17,566)       $13,143         ($2,576)       ($6,999)
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-3

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

                                                MONTH           MONTH           MONTH
CASH RECEIPTS AND                           -------------------------------------------------    QUARTER
DISBURSEMENTS                                 JULY 2000      AUGUST 2000    SEPTEMBER 2000        TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH              $38,394,776     $47,725,174      $46,191,821     $38,394,776
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                        $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                    $34,741,091     $31,473,418      $32,889,620     $99,104,129
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS           $34,741,091     $31,473,418      $32,889,620     $99,104,129
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                         $34,741,091     $31,473,418      $32,889,620     $99,104,129
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                   $73,135,867     $79,198,592      $79,081,441    $137,498,905
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                             $3,613,151      $3,685,060       $3,699,021     $10,997,232
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                      $1,526,251      $1,483,915       $1,509,848      $4,520,014
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID              $74,434        $121,434          $38,512        $234,380
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                   $1,392,334      $1,755,959       $1,783,782      $4,932,075
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                 $169,330        $245,713         $206,876        $621,919
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                 $655,938      $1,011,980         $791,428      $2,459,346
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                        $98,840              $0         $804,715        $903,555
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                  $1,128,416      $1,357,193       $1,066,879      $3,552,488
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                   $3,518,517      $4,798,921       $4,665,613     $12,983,051
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                   $77,440        $107,637          $41,622        $226,699
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                 $8,395          $6,198           $1,519         $16,112
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                    $12,985,397     $18,432,761      $16,271,357     $47,689,515
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS          $25,248,443     $33,006,771      $30,881,172     $89,136,386
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                         $150,000              $0         $495,902        $645,902
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                          $12,250              $0               $0         $12,250
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES             $162,250              $0         $495,902        $658,152
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                    $25,410,693     $33,006,771      $31,377,074     $89,794,538
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                           $9,330,398     ($1,533,353)      $1,512,546      $9,309,591
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                    $47,725,174     $46,191,821      $47,704,367     $47,704,367
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-4

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

                                                                        MONTH           MONTH            MONTH
                                                      SCHEDULE      ----------------------------------------------
ACCOUNTS RECEIVABLE AGING                              AMOUNT         JULY 2000      AUGUST 2000    SEPTEMBER 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                   $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                  $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                  $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     91+                                                                    $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                               $11,899,615      $11,912,223     $12,000,082
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0    ($11,899,615)    ($11,912,223)   ($12,000,082)
------------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:  September 2000
------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60            61-90            91+
TAXES  PAYABLE                       DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE              $2,134,833         $749,724       ($147,710)        $190,099      $2,926,946
------------------------------------------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES                                              MONTH:  September 2000
------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      OR ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0        $113,015         $113,015              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0        $113,015         $113,015              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                            $0        $113,015         $113,015              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:  September 2000
BANK  RECONCILIATIONS
                                              Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                              Bank One        Bank One       Wells Fargo
------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                    100140334      9319959434      4417-881463        TOTAL
------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                    Operating      Disbursement     Operating
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT             $1,022,543         $50,000         $20,375      $1,227,530
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED               $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS           $2,592,927              $0              $0      $2,683,060
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                   $14,008              $0        ($19,905)        ($5,897)
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS           ($1,556,376)        $50,000            $470     ($1,505,906)
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN            No checks           15692        No checks
------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     Wells Fargo Certificate of Deposit                   CD                     $200,000        $202,564
------------------------------------------------------------------------------------------------------------
8.     Bank One                                 9/30/00     Overnight Sweep     $48,962,230     $48,962,230
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                        $49,162,230     $49,164,794
------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                              $1,000
------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                $47,704,367
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH:  September 2000
BANK RECONCILIATIONS
                                               Account #4      Account #5         Account #6
--------------------------------------------------------------------------------------------------------------
A.          BANK:                               Bank One        Bank One           Bank One
----------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                    1570695922    100129949/93199584   1586268961          TOTAL
----------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                      Payroll      Health Insurance   Flex Spending
--------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                         $0         $90,133         $44,479         $134,612
--------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                   $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                       $0         $90,133              $0          $90,133
--------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                            $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                        $0              $0         $44,479          $44,479
--------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN              64507           139267           1079
--------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT         PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                  $0               $0
--------------------------------------------------------------------------------------------------------------


CASH
--------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                    $0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                      $44,479
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:  September 2000
BANK RECONCILIATIONS
                                               Account #7      Account #8      Account #9
--------------------------------------------------------------------------------------------------------------
A.          BANK:                               Bank One
---------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                   1586269860                                         TOTAL
--------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                      COD
---------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                         $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                   $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                       $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                            $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                        $0                                               $0
--------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN               2109
--------------------------------------------------------------------------------------------------------------


INVESTMENTACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT         PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                  $0               $0
--------------------------------------------------------------------------------------------------------------


CASH
--------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                           $0
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-6

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

                                                        MONTH:  September 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
     INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE
     TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE,
     HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS
     IF NECESSARY.

                            INSIDERS
----------------------------------------------------------------
                      TYPE OF           AMOUNT        TOTAL PAID
      NAME            PAYMENT            PAID           TO DATE
----------------------------------------------------------------
1.   Mike Clark       Salary            $7,917          $34,585
----------------------------------------------------------------
2.   Jim Craig        Salary           $16,667          $83,335
----------------------------------------------------------------
3.   Janie Garrard    Salary                $0           $2,625
----------------------------------------------------------------
4.   Drew Keith       Salary           $16,250          $87,712
----------------------------------------------------------------
5    Lena Baker       Salary                $0           $7,500
----------------------------------------------------------------
6    Jim Reeves       Salary           $33,333         $166,665
----------------------------------------------------------------
7    John Turnipseed  Salary                $0          $41,668
----------------------------------------------------------------
8    TOTAL PAYMENTS
     TO INSIDERS                       $74,167         $424,090
----------------------------------------------------------------


                                  PROFESSIONALS
----------------------------------------------------------------------------------------------
                       DATE OF COURT                                                TOTAL
                      ORDER AUTHORIZING   AMOUNT        AMOUNT     TOTAL PAID     INCURRED
         NAME             PAYMENT        APPROVED        PAID        TO DATE     & UNPAID *
----------------------------------------------------------------------------------------------
1.   Lain Faulkner                                        $72,938      $222,307            $0
----------------------------------------------------------------------------------------------
2.   Haynes and Boone                                          $0      $867,645      $515,000
----------------------------------------------------------------------------------------------
3.   The Seabury Group                                   $150,000      $750,000            $0
----------------------------------------------------------------------------------------------
4.   Forshey & Prostock                                        $0      $111,702       $66,703
----------------------------------------------------------------------------------------------
5    Price Waterhouse Coopers                                  $0      $184,372      $109,699
----------------------------------------------------------------------------------------------
6    Jay Alix and Associates                                   $0       $86,245       $64,126
----------------------------------------------------------------------------------------------
7    Andrews & Kurth                                      $48,836      $386,832      $173,916
----------------------------------------------------------------------------------------------
8    Jenkins & Gilchrist                                       $0       $45,995            $0
----------------------------------------------------------------------------------------------
9    Ford and Harrison                                         $0       $94,095            $0
----------------------------------------------------------------------------------------------
10   Grant Thornton                                       $50,000       $50,000            $0
----------------------------------------------------------------------------------------------
11   TOTAL  PAYMENTS
     TO  PROFESSIONALS                            $0     $321,774    $2,799,193      $929,444
----------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------
                                         SCHEDULED     AMOUNTS
                                          MONTHLY        PAID         TOTAL
                                         PAYMENTS       DURING       UNPAID
           NAME OF CREDITOR                 DUE         MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL                                        $0           $0            $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL  BASIS-7

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

                                                        MONTH:  September 2000

QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                   YES       NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                  X
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                               X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


INSURANCE
--------------------------------------------------------------------------------
                                                                  YES        NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                     X
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                       X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    INSTALLMENT  PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                                           PAYMENT AMOUNT
            POLICY                             CARRIER                     PERIOD COVERED                      & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
      121 Aircraft Insurance            Aviation Agency                 6/1/2000 - 5/31/2001               781,160        Quarterly
------------------------------------------------------------------------------------------------------------------------------------
      Workers Comp                      Aviation Agency                 1/1/2000 - 12/31/2000              124,382         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      Inland Marine/Property            GCU                             4/1/2000 - 3/31/2001                 9,902         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      Professional Liab                 Aviation Agency                 6/1/2000 - 5/31/2001                25,291          Annual
------------------------------------------------------------------------------------------------------------------------------------
      135 Aircraft Insurance            Aviation Agency                 10/1/1999 - 9/30/2000               87,316        Quarterly
------------------------------------------------------------------------------------------------------------------------------------
      Primary Auto                      Aviation Agency                 4/1/2000 - 3/31/2001                10,827         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      Excess Auto                       Aviation Agency                 4/1/2000 - 3/31/2001                29,870          Annual
------------------------------------------------------------------------------------------------------------------------------------
      Medical Equipment                 Aviation Agency                 3/29/2000 -3/29/2001                 3,363          Annual
------------------------------------------------------------------------------------------------------------------------------------
      Aggregate Claims Liab             Reliastar                       5/1/2000 - 4/30/2001                15,000         Annually
------------------------------------------------------------------------------------------------------------------------------------
      Claims Admin Runout               CIGNA                           5/1/2000 - 4/30/2001               125,779         One time
------------------------------------------------------------------------------------------------------------------------------------
      Pilot Long Term Disabl            UNUM                            5/1/2000 - 4/30/2001                 7,975         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      Stop Loss                         Reliastar                       5/1/2000 - 4/30/2001                31,635         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      Case Management                   Reliastar                       5/1/2000 - 4/30/2001                 1,329         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      Claims Administration             Allied Benefit System           5/1/2000 - 4/30/2001                25,052         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      Life/AD&D                         CIGNA                           5/1/2000 - 4/30/2001                11,732         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      EAP                               Behavioral Health Partners      5/1/2000 - 4/30/2001                 2,941         Monthly
------------------------------------------------------------------------------------------------------------------------------------
      Section 125 Admin                 Taxsaver                        5/1/2000 - 4/30/2001                 1,179         Monthly
------------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42141-BJH                                ACCRUAL BASIS

                                                          MONTH:  September 2000

ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER                 FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------
      3             8      All cash received into the each subsidiary cash
                           account is swept each night to Kitty Hawk, Inc.
                           Master Account
--------------------------------------------------------------------------------
      3            31     All disbursements (either by wire transfer or check),
                          including payroll, are disbursed out of the Kitty
                          Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------
      4             6     All assessments of uncollectible accounts receivable
                          are done at Kitty Hawk, Inc.  All reserves are
                          recorded at Inc. and pushed down to Inc.'s
                          subsidiaries as deemed necessary.
--------------------------------------------------------------------------------
      7                   All insurance policies are carried in the name of
                          Kitty Hawk, Inc. and its subsidiaries. Therefore, they
                          are listed here accordingly.
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                   September 2000

8.   OTHER (ATTACH LIST)                              $ 373,916,290 Reported
                                              ----------------------
        Intercompany Receivables                        374,175,354
        Escrow JRC                                          403,000
        A/R Other                                           350,209
        Misc A/R                                             (8,909)
        A/R Employees                                           853
        A/R 401(k) Loan                                         (25)
        A/R Payroll advance                                     252
        A/R Travel Advance                                      181
        Deferred Taxes                                   (1,682,277)
        Deposits - Other                                    261,652
        Deposits - Retainers                                416,000
                                              ----------------------
                                                        373,916,290 Detail
                                              ----------------------
                                                                  - Difference


14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                          10,408,848 Reported
                                              ----------------------
        Loan organization costs                           1,459,166
        Bond offering costs                               7,151,860
        Non-compete - Beti Ward                             335,423
        Goodwill - KH Cargo                               1,462,399
                                              ----------------------
                                                         10,408,848 Detail
                                              ----------------------
                                                                  - Difference



15.  OTHER (ATTACH LIST)                                138,370,015
                                              ----------------------
        Investment in KH Aircargo                             1,000
        Investment in KH International                   81,974,302
        Investment in Longhorn                            2,266,436
        Investment in KH Cargo                           54,128,277
                                              ----------------------
                                                        138,370,015 Detail
                                              ----------------------
                                                                  - Difference


22.  OTHER (ATTACH LIST)                                $ 3,667,046 Reported
                                              ----------------------
        Accrued expenses                                   (232,914)
        Accrued interest                                  3,835,572
        Accrued health savings                               60,757
        A/P Aging reconciling item                          (28,152)
        Accrued 401(k)                                        7,607
        Accrued Salaries/Wages                               24,176
                                              ----------------------
                                                          3,667,046 Detail
                                              ----------------------
                                                                  - Difference

27.  OTHER (ATTACH LIST)                               $ 35,319,820 Reported
                                              ----------------------
        Deferred Taxes                                   37,136,131
        Accrued Taxes payable                           (17,658,879)
        Interest payable                                 15,842,568
                                              ----------------------
                                                         35,319,820 Detail
                                              ----------------------
                                                                    - Difference

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                      (215,274)Reported
                                              ----------------------
        Interest Income                                    (214,978)
        Other Misc Income                                      (296)
                                              ----------------------
                                                           (215,274)Detail
                                                                  - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 32,889,620 Reported
                                              ----------------------
        Transfers from Charters                           3,320,880
        Transfers from Cargo                             11,089,692
        Transfers from Aircargo                          13,346,939
        Transfers from International                          6,750
        Transfers to LSI                                          -
        Cash deposits - non-lockbox                       4,713,720
        Interest income                                     214,345
        Sale of 121 Certificate to Connie Kalitta           200,000
        NSF Checks                                           (2,706)
                                              ----------------------
                                                         32,889,620 Detail
                                              ----------------------
                                                                  - Difference
                                              ----------------------


25.  OTHER (ATTACH LIST)                                 16,271,357 Reported
                                              ----------------------
        Inc. 401(k)                                         402,306
        Employee Expenses/Relocation                         36,480
        Bank charges                                          7,364
        Interest expense                                      8,859
        Fuel                                              7,296,373
        Professional fees                                    80,482
        Ground Handling                                   2,394,489
        Asset purchase - Engine                           1,585,000
        Shipping                                            126,312
        Ondemand Charter costs                               58,023
        135 Airline costs                                    34,441
        Equipment Rental                                    101,641
        Building Rent and expenses                           19,056
        Contract Labor                                      807,317
        Trucking                                            500,258
        Customs/Parking/Landing                             723,350
        American Express Charges
        Uniforms                                             15,908
        Simulator/Communication/Other Training              252,881
        Misc                                                 30,217
        Voided checks and corrections                      (108,799)
        Board of Direcetors expenses                          9,975
        Customer refund                                      11,118
        Shutdown costs                                       71,763
        Deposits                                            132,025
        Subcharter Aircraft                               1,674,518
                                              ----------------------
                                                         16,271,357 Detail
                                                                  - Difference